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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference into this Registration Statement on Form S-8 of BP Amoco p.l.c. of our report dated 15 February 2000, with respect to the consolidated financial statements and schedule of BP Amoco p.l.c. ("BPA") included in its Annual Report on Form 20-F for the year ended 31 December 1999, filed with the Securities and Exchange Commission.

London, England

                                          Ernst & Young
                                          April 17, 2000